Exhibit 10.6

AMENDED AND RESTATED SUBTENANT SECURITY AGREEMENT

(LEASE NO. 1)

THIS AMENDED AND RESTATED SUBTENANT SECURITY AGREEMENT (this “Agreement”) is entered into as of this 30th day of June, 2008 by and among (i) each of the parties identified on the signature page hereof as the Subtenants (each a “Subtenant” and collectively, the “Subtenants”), and (ii) each of the parties identified on the signature page hereof as the Secured Parties (collectively, the “Secured Parties”).

W I T N E S S E T H:

WHEREAS, certain of the Secured Parties and Five Star Quality Care Trust (“Tenant”) are parties to that certain Second Amended and Restated Lease Agreement, dated as of November 19, 2004, as the same has been amended to date (as so amended, the “Original Lease”); and

WHEREAS, pursuant to various Sublease Agreements as further described on Exhibit A attached hereto as the Subleases (collectively, the “Subleases”), Tenant subleases certain of the premises demised under the Original Lease to the Subtenants, subject to and upon the terms and conditions set forth in the Subleases; and

WHEREAS, pursuant to the Original Lease, certain of the Secured Parties and certain of the Subtenants are parties to that certain Security Agreement dated as of December 31, 2001 and/or that certain Security Agreement dated as of October 25, 2002, as confirmed from time to time (as so confirmed, collectively, the “Original Subtenant Security Agreements”), pursuant to which the Subtenants granted to such Secured Parties a first and perfected lien and security interest in certain collateral related to the properties demised under the Original Lease which they sublease pursuant to the Subleases; and

WHEREAS, as of the date hereof, the Secured Parties and Tenant are amending, restating and bifurcating the Original Lease into two separate leases, one of which shall be named the Amended and Restated Master Lease Agreement(Lease No. 1), (the “Amended Lease No.1”); and

WHEREAS, pursuant to the Amended Lease No. 1, the Subtenants are required to grant to the Secured Parties a first and perfected lien and security interest in certain collateral related to the properties demised under the Amended Lease No. 1 which they sublease pursuant to the Subleases (collectively, the “Subleased Properties”); and

WHEREAS, in connection with the foregoing the Subtenants and the Secured Parties wish to amend and restate the Original Subtenant Security Agreements into two separate security agreements, one of which shall act as security for the payment and performance of the Obligations (as hereinafter defined), all subject to and upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Subtenants and the Secured Parties hereby agree that the Original Subtenant Security Agreements are hereby amended and restated, effective as of the date hereof, to read as follows:

Section 1.  Definitions.  As used in this Agreement, the following terms shall have the meanings specified below.  Except as otherwise defined, terms defined in the Uniform Commercial Code and used herein without definition shall have the meanings given such terms in the Uniform Commercial Code.

“Affiliated Person” shall have the meaning given such term in the Amended Lease No. 1.

“Amended Lease No. 1” shall have the meaning given such term in the recitals to this Agreement.

“Business Day” shall have the meaning given such term in the Amended Lease No. 1.

“Collateral” shall mean all of each Subtenant’s right, title and interest in and under or arising out of all and any personal property, intangibles and fixtures of any type or description (other than Excluded Collateral), wherever located and now existing or hereafter arising, or which constitute or arise from the operation, maintenance or repair of its Subleased Properties or any portion thereof, together with any and all additions and accessions thereto and replacements, products, proceeds (including, without limitation, proceeds of insurance) and supporting obligations thereof, including, but not limited to, the following:

(a)                        all goods, including, without limitation, all Equipment; and

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(b)                                 all General Intangibles; and

(c)                                  all other personal property or fixtures of any nature whatsoever which relate to the operation, maintenance or repair of each Subleased Property, or any portion thereof, and all property from time to time described in any financing statement signed by such Subtenant naming the Secured Parties as secured parties; and

(d)                                 all claims, rights, powers or privileges and remedies relating to the foregoing or arising in connection therewith, including, without limitation, all Licenses and Permits which such Subtenant legally may grant a security interest in, rights to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval; all liens, security, guaranties, endorsements, warranties and indemnities and all insurance, eminent domain and condemnation awards and claims therefor relating thereto or arising in connection therewith; all rights to property forming the subject matter of any of the foregoing, including, without limitation, rights to stoppage in transit and rights to returned or repossessed property; all writings relating to the foregoing or arising in connection therewith; and

(e)                                  all contract rights, general intangibles and other property rights of any nature whatsoever arising out of or in connection with any of the foregoing (other than Excluded Collateral), including, without limitation, payments due or to become due, whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise.

“Equipment” shall mean all buildings, structures, improvements, fixtures and items of machinery, equipment and other tangible personal property which constitute, arise from or relate to the operation, maintenance or repair of each Subtenant’s Subleased Properties or any portion thereof, together with all repairs, replacements, improvements, substitutions, extensions or renewals thereof or additions thereto, all parts, additions and accessories incorporated therein or affixed thereto, and all “equipment” as such term is defined in the Uniform Commercial Code, and all cash and non-cash proceeds therefrom.

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“Event of Default” shall have the meaning given such term in Section 6.

“Excluded Collateral” shall mean (a) all Accounts of each Subtenant, (b) all Deposit Accounts and Securities Accounts of each Subtenant, (c) all Chattel Paper of each Subtenant, (d) all General Intangibles relating to such Accounts or Chattel Paper, (e) all Support Obligations relating to any of the foregoing, (f) all Instruments or Investment Property evidencing or arising from any Accounts or Chattel Paper, (g) all documents, books, records or other information pertaining to any of the foregoing (including, without limitation, customer lists, credit files, computer programs, printouts, tapes, discs, punch cards, data processing software and other computer materials and records and related property and rights), (h) all accessions to, substitutions for, and all replacements, products and proceeds of the foregoing (including without limitation, proceeds of insurance policies insuring any of the foregoing) and (i) any of the Subleases under which any Subtenant is a party.

“Facilities” shall have the meaning given such term in the Amended Lease No. 1.

“General Intangibles” shall mean all present and future general intangibles and contract rights (other than Excluded Collateral) which constitute, arise from or relate to the operation, maintenance or repair of each Subtenant’s Subleased Properties, or any portion thereof, including, but not limited to, all causes of action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, franchises, customer lists, computer programs, claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, all rights to indemnification and all other intangible personal property of every kind and nature which constitutes, arises from or relates to the operation, maintenance or repair of such Subleased Properties, or any portion thereof.

“Instrument” shall have the meaning given such term in Article 9 of the Uniform Commercial Code.

“Leased Property” shall have the meaning given such term in the Amended Lease No. 1.

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“Licenses” shall mean all certificates of need (if any), licenses, permits, rights of use, covenants or rights otherwise benefiting or permitting the use and operation of each Subtenant’s Subleased Properties or any part thereof pertaining to the operation, maintenance or repair of such Subleased Properties or any portion thereof.

“Obligations”  shall mean each and every obligation and liability of Tenant to the Secured Parties under the Original Lease and Amended Lease No. 1 or any other document or agreement executed and delivered pursuant thereto, including, without limitation, the payment of the rent and the payment and performance of each and every other obligation of Tenant to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due.

“Original Lease” shall have the meaning given such term in the recitals to this Agreement.

“Original Subtenant Security Agreements” shall have the meaning given such term in the recitals to this Agreement.

“Overdue Rate” shall have the meaning given such term in the Amended Lease No. 1.

“Permits” shall mean all permits, approvals, consents, waivers, exemptions, variances, franchises, orders, authorizations, rights and licenses obtained or hereafter obtained from any federal, state or other governmental authority or agency relating to the operation, maintenance or repair of each Subtenant’s Subleased Properties, or any portion thereof.

“Person” shall have the meaning given such term in the Amended Lease No. 1.

“Property” shall have the meaning given such term in the Amended Lease No. 1.

“Rent” shall have the meaning given such term in the Amended Lease No. 1.

“Secured Parties” shall have the meaning given such term in the preamble to this Agreement.

“Subleased Properties” shall have the meaning given such term in the recitals.

“Subleases” shall have the meaning given such term in the recitals to this Agreement.

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“Subtenants” shall have the meaning given such term in the preamble to this Agreement.

“Tenant” shall have the meaning given such term in the recitals to this Agreement.

“Uniform Commercial Code” means Article 9 of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts from time to time.

Section 2.  Security Interest.  As security for the prompt payment and performance of all the Obligations, each Subtenant hereby grants, pledges, transfers and assigns to the Secured Parties, their successors and assigns and all other holders from time to time of the Obligations, a continuing security interest under the Uniform Commercial Code from time to time in effect in the jurisdiction in which any of the Collateral is located in and a continuing lien upon all of such Subtenant’s right, title and interest in the Collateral, together with any and all additions thereto and replacements, products and proceeds thereof, whether now existing or hereafter arising or acquired and wherever located.

Section 3.  General Representations, Warranties and Covenants.  Each Subtenant represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

(a)                                  Each of the warranties and representations of such Subtenant contained herein or in any other document executed by such Subtenant in connection herewith are true and correct on the date hereof.

(b)                                 Except for the lien granted to the Secured Parties pursuant to this Agreement and any liens permitted under the Amended Lease No. 1, each Subtenant is, and as to the Collateral acquired from time to time after the date hereof such Subtenant will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any Person, except for the security interest of the Secured Parties therein, and such Subtenant shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Parties.  The lien granted in this Agreement by such Subtenant to the Secured Parties in the Collateral is not prohibited by and does not constitute a default under any agreements or other instruments constituting a part of the

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Collateral, and no consent is required of any Person to effect such lien which has not been obtained.

(c)                                  Except as permitted under the Amended Lease No. 1, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended so to be, which has not been terminated, and so long as this Agreement remains in effect or any of the Obligations or any obligations of any Affiliated Person of such Subtenant to the Secured Parties remain unpaid, such Subtenant will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interest of the Secured Parties.

(d)                                 The chief executive office and the principal place of business of each Subtenant are as set forth in Schedule 1 and such Subtenant will not move its chief executive office or establish any other principal place of business except to such new location as such Subtenant may establish in accordance with this Section 3(d).  The location of each Facility comprising a portion of such Subtenant’s Subleased Properties is as set forth in Schedule 2.  The originals of all documents evidencing Collateral and the only original books of account and records of each Subtenant relating thereto are, and will continue to be, kept at such chief executive office or the applicable Facility, as the case may be, or at such new location as such Subtenant may establish in accordance with this Section 3(d).  No Subtenant shall move its chief executive office or establish any other principal place of business until (i) such Subtenant shall have given to the Secured Parties not less than ten (10) days’ prior written notice of its intention to do so, which notice shall clearly describe such new location and provide such other information in connection therewith as the Secured Parties may reasonably request, and (ii) with respect to such new location, such Subtenant shall have taken such action, satisfactory to the Secured Parties (including, without limitation, all action required by Section 5), to maintain the security interest of the Secured Parties in the Collateral.

(e)                                  All tangible personal property owned on the date hereof by such Subtenant to be used in connection with the operation or maintenance of each Subleased Property of such Subtenant, or any portion thereof, is located at each applicable

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Subleased Property or is in transit to such Subleased Property from the vendor thereof.  Each Subtenant agrees that (i) all such property held by such Subtenant on the date hereof, once at each applicable Subleased Property, shall remain at such Subleased Property and (ii) all such property subsequently acquired by such Subtenant shall immediately upon acquisition be transferred to and remain at the applicable Subleased Property.

(f)                                    Such Subtenant’s corporate name and organizational identification number are as set forth on Schedule 1 attached hereto.  The name under which each of the Facilities is operated is set forth on Schedule 2.  Each Subtenant agrees that it shall not (i) change such names without providing the Secured Parties with thirty (30) days’ prior written notice and making all filings and taking all such other actions as the Secured Parties determine are necessary or appropriate to continue or perfect the security interest granted hereunder, (ii) change its corporate organizational number, nor (iii) conduct its business in any other name or take title to any Collateral in any other name while this Agreement remains in effect.  Except as otherwise set forth on Schedule 1, no Subtenant has ever had any other name or conducted business in any other name in any jurisdiction.  Each Subtenant’s organizational structure is as set forth on Schedule 1 attached hereto.  Subject to the terms and conditions of the Amended Lease No. 1 and the Subleases, no Subtenant shall change its organizational structure or jurisdiction of organization without giving at least thirty (30) days’ prior written notice thereof to the Secured Parties.

(g)                                 The Secured Parties are authorized (but are under no obligation) to make, upon ten (10) Business Days’ notice to the applicable Subtenant (except in the case of exigent circumstances, in which circumstances upon such notice, if any, as may then be reasonably practical), any payments which in the Secured Parties’ opinion are necessary to:

(i)                                     discharge any liens which have or may take priority over the lien hereof; and

(ii)                                  pay all premiums payable on the insurance policies referred to in the Amended Lease No. 1 or any other document or agreement executed in connection therewith or herewith, upon the failure of Tenant to make such payments within the time permitted therein.

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No Subtenant shall have any claim against the Secured Parties by reason of its decision not to make any payments or perform such obligations permitted under this Section 3(g).  Each Subtenant shall repay to the Secured Parties any sums paid by the Secured Parties upon demand.  Any sums paid and expenses incurred by the Secured Parties pursuant to this paragraph shall bear interest at the Overdue Rate.

(h)                                 If any of the Collateral at any time becomes evidenced by an Instrument, the Subtenant which owns such Collateral shall promptly deliver such Instrument to the Secured Parties, appropriately endorsed to the order of the Secured Parties, to be held pursuant to this Agreement.

(i)                                     No Subtenant shall sell, transfer, change the registration, if any, of, dispose of, attempt to dispose of, or substantially modify or abandon the Collateral or any material part thereof, other than as permitted under the Amended Lease No. 1, without the prior written consent of the Secured Parties.  Except as permitted under the Amended Lease No. 1, no Subtenant shall create, incur, assume or suffer to exist any lien upon any of the Collateral without the prior written consent of the Secured Parties.

(j)                                     No Subtenant shall assert against the Secured Parties any claim or defense which such Subtenant may have against any seller of the Collateral or any part thereof or against any Person with respect to the Collateral or any part thereof.

(k)                                  Each Subtenant shall, upon demand, pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Parties may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Parties hereunder and under such other agreements or (iv) the failure by such Subtenant to perform or observe any of the provisions hereof.

(l)                                     Each Subtenant shall indemnify and hold harmless the Secured Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Secured Parties in any way relating to or arising

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out of this Agreement or arising out of such Subtenant’s obligations under any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or of any such other documents.

Section 4.  Special Provisions Concerning Equipment.  No Subtenant shall impair the rights of the Secured Parties in the Equipment.  Regardless of the manner of the affixation of any Equipment to real property, the Equipment so attached shall at all times constitute and remain personal property.  Each Subtenant retains all liability and responsibility in connection with its Equipment and the liability of such Subtenant to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Equipment may be lost, destroyed, stolen or damaged or for any reason whatsoever have become unavailable to such Subtenant.  Upon the request of the Secured Parties, any Subtenant shall provide to the Secured Parties a current list of its Equipment.

Section 5.  Financing Statements; Documentary Stamp Taxes.

(a)                                  Each Subtenant shall, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Parties from time to time such lists, descriptions and designations of inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Parties reasonably deem appropriate or advisable to perfect, preserve or protect their security interest in the Collateral.  Each Subtenant authorizes the Secured Parties to file any such financing statements without the signature of such Subtenant and such Subtenant will pay all applicable filing fees and related expenses.  To the extent permitted by law, a carbon, photographic or other reproduction of this Agreement or a financing statement shall be sufficient as a financing statement.

(b)                                 Each Subtenant shall procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law with respect to its Collateral, and the Subtenants shall indemnify and hold harmless the Secured Parties from and against any liability

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(including interest and penalties) in respect of such documentary stamp taxes.

Section 6.  Event of Default.  For purposes of this Agreement, the term “Event of Default” shall mean (a) the occurrence of an Event of Default under the Amended Lease No. 1 or any document or agreement executed in connection therewith; (b) the failure of any Subtenant to comply with any of its covenants or obligations under this Agreement and the continuance thereof for a period of ten (10) Business Days after written notice thereof; (c) any representation or warranty contained herein or made by any Subtenant in connection herewith shall prove to have been false or misleading in any material respect when made; or (d) the occurrence of any default or event of default under any document, instrument or agreement evidencing the Obligations.

Section 7.  Remedies.

(a)                                  Upon the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies now or hereafter granted under applicable law, under the Amended Lease No. 1 or under any other documents or agreements entered into in connection herewith or therewith, and not by way of limitation of any such rights and remedies, the Secured Parties shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction, and the right, without notice to, or assent by, any Subtenant, in the name of such Subtenant or in the name of the Secured Parties or otherwise:

(i)                                              with respect to the General Intangibles to ask for, demand, collect, receive, compound and give acquittance therefor or any part thereof, to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any thereof, to exercise and enforce any rights and remedies in respect thereof, and to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Parties necessary or advisable for the purpose of collecting or enforcing payment and performance thereof;

(ii)                                           to take possession of any or all of the Collateral and to use, hold, store, operate, merge and/or control the same and to exclude

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such Subtenant and all Persons claiming under it wholly or partly therefrom, and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any such Collateral;

(iii)                                        from time to time, at the expense of such Subtenant, to make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Secured Parties may reasonably deem proper; to carry on the business and to exercise all rights and powers of such Subtenant in respect to the Collateral, as the Secured Parties shall deem best, including the right to enter into any and all such agreements with respect to the leasing, management and/or operation of the Collateral or any part thereof as the Secured Parties may see fit; to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof which rents, issues, profits, fees, revenues and other income may be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Parties may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Parties may be required or authorized to make under any provision of this Agreement (including, without limitation, reasonable legal costs and attorneys’ fees);

(iv)                                       to execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

(v)                                          upon notice to such effect, to require any Subtenant to deliver, at such Subtenant’s expense, any or all Collateral which is reasonably movable to the Secured Parties at a

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place designated by the Secured Parties, and after delivery thereof such Subtenant shall have no further claim to or interest in the Collateral; and

(vi)                                       without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Parties may determine, with the amounts realized from any such sale to be applied to the Obligations in the manner determined by the Secured Parties.

Each Subtenant hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as hereinafter provided or as may be required by law), all of which (except as hereinafter provided) are hereby expressly waived, to the maximum extent permitted by law.  The Secured Parties shall not be obligated to do any of the acts hereinabove authorized and in the event that the Secured Parties elect to do any such act, the Secured Parties shall not be responsible to any Subtenant.

(b)                                 Upon the occurrence and during the continuance of an Event of Default, the Secured Parties may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Parties shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement.  If, after the exercise of any or all of such rights and remedies, any of the Obligations shall remain unpaid or unsatisfied, such Subtenant shall remain liable for any deficiency or performance thereof, as applicable.

(c)                                  Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement:

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(i)                                              the Secured Parties may bid for and purchase the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver any instruments evidencing the Obligations or agree to the satisfaction of all or a portion of the Obligations in lieu of cash in payment of the amount which shall be payable thereon, and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Secured Parties after being appropriately stamped to show partial payment;

(ii)                                           the Secured Parties may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

(iii)                                        all right, title, interest, claim and demand whatsoever, either at law or in equity or  otherwise, of any Subtenant of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against such Subtenant, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under such Subtenant, its successors or assigns;

(iv)                                       the receipt of the Secured Parties or of the officers thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Secured Parties or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and

(v)                                          to the extent that it may lawfully do so, each Subtenant agrees that it will not at any time

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insist upon, or plead, or in any manner whatsoever claim or take advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any other document, the Amended Lease No. 1 or any other document or agreement entered into in connection herewith or therewith, and each Subtenant hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Parties in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force.

In the event of any sale of Collateral pursuant to this Section 7, the Secured Parties shall, at least ten (10) days before such sale, give the applicable Subtenant written notice of its intention to sell, except that, if the Secured Parties shall determine in its reasonable discretion that any of such Collateral threatens to decline in value, any such sale may be made upon three (3) days’ written notice to the applicable Subtenant, which time periods each Subtenant hereby agrees are reasonable.

(d)  The Secured Parties are hereby irrevocably appointed the true and lawful attorney-in-fact of each Subtenant in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property sold pursuant to this Section 7 and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, each Subtenant hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof.  If so requested by the Secured Parties or by any purchaser, each Subtenant shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Parties or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request.

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Section 8.  Application of Moneys.  All moneys which the Secured Parties shall receive pursuant hereto shall first be applied (to the extent thereof) to the payment of all reasonable costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or the Amended Lease No. 1 (including, without limitation, the reasonable fees and disbursements of its counsel and agents) and the balance, if any, shall be applied first to accrued and unpaid interest, charges and fees on, and then to outstanding principal of, any Obligations or any other obligations of Tenant or the Subtenants (or their affiliates) to the Secured Parties, and then to any other amounts outstanding on any such Obligations and then as required by law to any other parties having an interest therein.

Section 9.  Waivers, Etc.  Each Subtenant, on its own behalf and on behalf of its successors and assigns, hereby waives presentment, demand, notice, protest and, except as is otherwise specifically provided herein, all other demands and notices in connection with this Agreement or the enforcement of the rights of the Secured Parties hereunder or in connection with any Obligations or any Collateral; waives all rights to require a marshaling of assets by the Secured Parties; consents to and waives notice of (i) the substitution, release or surrender of any Collateral, (ii) the addition or release of Persons primarily or secondarily liable on any Obligation or on any Collateral, (iii) the acceptance of partial payments on any Collateral and/or the settlement or compromise thereof, (iv) any requirement of diligence or promptness on the part of the Secured Parties in the enforcement of any rights in respect of any Collateral or any other agreement or instrument directly or indirectly relating thereto, and (v) any enforcement of any present or future agreement or instrument relating directly or indirectly to the Collateral.  No delay or omission on the part of the Secured Parties or any holder of Obligations in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder.  No waiver of any such right on any one occasion shall be construed as a bar to or waiver of any such right on any future occasion.  No course of dealing between any Subtenant and the Secured Parties or any holder of Obligations, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties or any holder of Obligations, any right, power or privilege hereunder or under any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

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Each Subtenant further waives any right it may have under the constitution of any state or commonwealth in which any of the Collateral may be located, or under the Constitution of the United States of America, to notice (except for notice specifically required hereby) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Parties, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing  provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.  EACH SUBTENANT’S WAIVERS UNDER THIS SECTION 9 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER SUCH SUBTENANT HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

The Secured Parties shall not be required to marshal any present or future security for (including without limitation this Agreement and the Collateral pledged hereunder), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of the rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising.  To the maximum extent permitted by applicable law, each Subtenant hereby agrees that it will not invoke any law relating to the marshalling of collateral, which might cause delay in or impede the enforcement of the Secured Parties’ rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and, to the maximum extent permitted by applicable law, each Subtenant hereby irrevocably waives the benefits of all such laws.

Section 10.  Further Assurances as to Collateral; Attorney-in-Fact.  From time to time hereafter, each Subtenant will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents (including, without limitation, financing statements, renewal statements, mortgages, collateral assignments and other security documents), and will take all such actions as the Secured Parties may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement or of more fully perfecting or renewing the Secured Parties’ rights with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by such Subtenant which may be deemed to be a part of the Collateral) pursuant hereto and thereto.  The Secured Parties are hereby

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appointed the attorney-in-fact, with full power of substitution, of the Subtenants for the purpose of carrying out the provisions of this Agreement and taking any action, including, without limitation, executing, delivering and filing applications, certificates, instruments and other documents and papers with governmental authorities, and executing any instruments, including without limitation financing or continuation statements, deeds to secure debt, mortgages, assignments, conveyances, assignments and transfers which are required to be taken or executed by any Subtenant under this Agreement, on its behalf and in its name which appointment is coupled with an interest, is irrevocable and durable and shall survive the subsequent dissolution, disability or incapacity of such Subtenant.

Section 11.  Arbitration.  The Secured Parties or any Subtenant may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration hereunder.  Any such dispute shall be resolved in accordance with the Commercial Arbitration Rules of the American Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

In the event the Secured Parties or any Subtenant shall elect to submit any such dispute to arbitration hereunder, the Secured Parties and such Subtenant shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years’ recent professional experience in the general subject matter of the dispute.  Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty (30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator.  If either the Secured Parties or such Subtenant shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator.  If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten (10) years’ recent professional experience as to the subject matter in question.  The fees of

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the third arbitrator and the expenses incident to the proceedings shall be borne equally between the Secured Parties and such Subtenant, unless the arbitrators decide otherwise.  The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator.  Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to the Secured Parties and one to the Subtenants.  A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

Section 12.  Appointment of Agent for Secured Parties.  Each of the Secured Parties hereby appoints SPTMNR Properties Trust as its agent for the following purposes under this Agreement (including, without limitation, the full power and authority to act on the Secured Parties’ behalf for such purposes): (i) to give or receive notices, demands, claims and other communications on behalf of the Secured Parties under this Agreement, and (ii) to receive and hold any and all Collateral which is to be delivered from time to time by the Subtenants to the Secured Parties in accordance with the terms and conditions of this Agreement.

Section 13.  Notices.  (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with electronic confirmation of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

(b)                                 All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of electronic confirmation of receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or

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required delivery shall automatically be extended to the next Business Day.

(c)                                  All such notices shall be addressed,

if to the Secured Parties to:

c/o Senior Housing Properties Trust

400 Centre Street

Newton, Massachusetts  02458

Attn:  Mr. David J. Hegarty

[Telecopier No. (617) 796-8349]

if to any Subtenant to:

c/o Five Star Quality Care, Inc.

400 Centre Street

Newton, Massachusetts  02458

Attn:  Mr. Bruce J. Mackey Jr.

[Telecopier No. (617) 796-8385]

(d)                                 By notice given as herein provided, the parties hereto and their respective successor and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective notice addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America or to such other address as the party to whom such notice is directed may have designated in writing to the other parties hereto.

Section 14.  Miscellaneous.

(a)                                  Each Subtenant agrees that its obligations and the rights of the Secured Parties hereunder and in respect of the Obligations may be enforced by specific performance hereof and thereof and by temporary, preliminary and/or final injunctive relief relating hereto and thereto, without necessity for proof by the Secured Parties or any holder of the Obligations that it would otherwise suffer irreparable harm, and each Subtenant hereby consents to the issuance of such specific and injunctive relief.

(b)                                 None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Subtenants and the Secured Parties.  No notice to or demand on any Subtenant in any case shall entitle any Subtenant to any other or further notice or demand in similar or other

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circumstances or constitute a waiver of any of the rights of the Secured Parties to any other or further action in any circumstances without notice or demand.

(c)                                  The obligations of each Subtenant hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Tenant; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, the Amended Lease No. 1 or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; or (iii) any amendment to or modification of any of the Amended Lease No. 1 or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; whether or not such Subtenant shall have notice or knowledge of any of the foregoing.  The rights and remedies of the Secured Parties herein provided for are cumulative and not exclusive of any rights or remedies which the Secured Parties would otherwise have, including, without limitation, under the Amended Lease No. 1 or any document or agreement executed in connection herewith or therewith.  This Agreement is intended as a supplement for and is not intended to supersede in any respect the Amended Lease No. 1 or any document or agreement executed in connection herewith or therewith.

(d)                                 This Agreement shall be binding upon each Subtenant and its successors and assigns and shall inure to the benefit of the Secured Parties, and its respective successors and assigns.  All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

(e)                                  The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

(f)                                    Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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(g)                                 This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principle place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the Commonwealth of Massachusetts; or (vii) any combination of the foregoing.  Notwithstanding the foregoing, to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosures are required to be governed by the laws of the state in which the Collateral, or relevant part thereof, is located, the laws of such State shall apply.

Section 15.  NONLIABILITY OF TRUSTEES.  THE DECLARATIONS OF TRUST ESTABLISHING CERTAIN ENTITIES COMPRISING THE SECURED PARTIES, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (COLLECTIVELY, THE “DECLARATIONS”), ARE DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDE THAT THE NAMES OF SUCH ENTITIES REFER TO THE TRUSTEES UNDER SUCH DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SUCH ENTITIES SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SUCH ENTITIES.  ALL PERSONS DEALING WITH SUCH ENTITIES, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SUCH ENTITIES FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

Section 16.  Original Security Agreements.  The Secured Parties and Subtenants acknowledge and agree that this Agreement amends and restates the Original Subtenant Security Agreements in their entirety with respect to the Collateral and that this Agreement shall govern the rights and obligations of the Secured Parties and Subtenants with respect to the Collateral from and after the date of this Agreement.  Notwithstanding the foregoing, the Original Subtenant Security Agreements shall continue to govern the rights and obligations of the Secured

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Parties and Subtenants with respect to the Collateral prior to the date of this Agreement.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the date first above written.

SUBTENANTS:

FIVE STAR QUALITY CARE-AZ, LLC,
FIVE STAR QUALITY CARE-CA, LLC,
FIVE STAR QUALITY CARE-COLORADO, LLC,
FIVE STAR QUALITY CARE-FL, LLC,
FIVE STAR QUALITY CARE-GA, LLC,
FIVE STAR QUALITY CARE-GHV, LLC,
FIVE STAR QUALITY CARE-IA, LLC,
FIVE STAR QUALITY CARE-IL, LLC,
FIVE STAR QUALITY CARE-KS, LLC,
FIVE STAR QUALITY CARE-MD, LLC,
FIVE STAR QUALITY CARE-MN, LLC,
FIVE STAR QUALITY CARE-MO, LLC,
FIVE STAR QUALITY CARE-MS, LLC,
FIVE STAR QUALITY CARE-NE, LLC,
FIVE STAR QUALITY CARE-NC, LLC,
FIVE STAR QUALITY CARE-SAVANNAH LLC,
FIVE STAR QUALITY CARE-TX, LLC,
FIVE STAR QUALITY CARE-WI, LLC,
FIVE STAR QUALITY CARE-WY, LLC,
FIVE STAR QUALITY CARE-VA, LLC,
MORNINGSIDE OF GALLATIN, LLC,
MORNINGSIDE OF BELMONT, LLC
FIVE STAR QUALITY CARE-IA, INC.,
FIVE STAR QUALITY CARE-NE, INC.,
THE HEARTLANDS RETIREMENT COMMUNITY – ELLICOTT CITY I, INC.

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of the foregoing entities

MORNINGSIDE OF ANDERSON, L.P.,
MORNINGSIDE OF ATHENS, LIMITED
PARTNERSHIP, MORNINGSIDE OF COLUMBUS,
L.P., MORNINGSIDE OF DALTON, LIMITED
PARTNERSHIP, MORNINGSIDE OF EVANS,
LIMITED PARTNERSHIP, MORNINGSIDE OF
GREENWOOD, L.P. and MORNINGSIDE OF
KENTUCKY, LIMITED PARTNERSHIP

By:	LifeTrust America, Inc.,
General Partner of each of the foregoing entities

	By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

MORNINGSIDE OF BELLGRADE, RICHMOND, LLC, MORNINGSIDE OF CHARLOTTESVILLE, LLC, MORNINGSIDE OF NEWPORT NEWS, LLC and MORNINGSIDE OF SKIPWITH – RICHMOND, LLC

By:	LifeTrust America, Inc.,
Member of each of the foregoing entities

	By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

SECURED PARTIES:

ELLICOTT CITY LAND I LLC, ELLICOTT
CITY LAND II LLC, SNH CHS PROPERTIES
TRUST, SPTIHS PROPERTIES TRUST,
SPTMNR PROPERTIES TRUST, SNH/LTA
PROPERTIES TRUST, SNH/LTA PROPERTIES
GA LLC, and SAVANNAH SQUARE, INC.

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer of each of the foregoing entities

EXHIBIT A

SUBLEASES

1.     Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-AZ, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

2.     Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Colorado, LLC, Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

3.     Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

4.     Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WY, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

5.     Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, Inc., a Delaware corporation, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

6.     Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, Inc., a Delaware corporation, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

7.     Sublease Agreement, dated October 25, 2002, by and between FVE-CHS LLC (predecessor by merger to Five Star Quality Care Trust), as sublandlord, and Five Star Quality Care-MD, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

8.     Sublease Agreement, dated October 25, 2002, by and between FVE-CHS LLC (predecessor by merger to Five Star Quality Care Trust), as sublandlord, and Five Star Quality Care-NC, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

9.     Sublease Agreement, dated October 25, 2002, by and between FVE-CHS LLC (predecessor by merger to Five Star Quality Care Trust), as sublandlord, and Five Star Quality Care-VA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain First Amendment to Sublease Agreement, dated May 30, 2003, by and between FVE-CHS LLC (predecessor by merger to Five Star Quality Care Trust), as sublandlord, and Five Star Quality Care-VA, LLC, as subtenant, and that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

10.             Sublease Agreement, dated September 30, 2003, by and between FVE-CHS LLC (predecessor by merger to Five Star Quality Care Trust), as sublandlord, and Five Star Quality Care-CA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

11.       Sublease Agreement, dated March 1, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and The Heartlands Retirement Community - Ellicott City I, Inc., a Maryland corporation, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

12.       Sublease Agreement, dated June 23, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MO, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

13.       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Skipwith-Richmond, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among

Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

14.       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Newport News, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

15.       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Charlottesville, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

16.       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Bellgrade, Richmond, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

17.       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Gallatin, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

18.       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Anderson, L.P., a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

19.       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Evans, Limited Partnership, a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five

Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

20.       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Athens, Limited Partnership, a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

21.       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Columbus, L.P., a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

22.       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Dalton, Limited Partnership, a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

23.       Sublease Agreement, dated June 3, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Greenwood, L.P., a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

24.       Sublease Agreement, dated October 31, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

25.       Amended and Restated Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-CA, LLC, a Delaware limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and

Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

26.       Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-FL, LLC, a Delaware limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

27.       Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-IL, LLC, a Maryland limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

28.       Sublease Agreement, dated October 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-MS, LLC, a Maryland limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

29.       Second Amended and Restated Sublease Agreement, dated November 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

30.       Second Amended and Restated Sublease Agreement, dated November 6, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Morningside of Kentucky, Limited Partnership, a Delaware limited partnership, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

31.       Amended and Restated Sublease Agreement, dated January 1, 2007, by and between Five Star quality Care Trust, a Maryland business trust, and Morningside of Belmont, LLC, a Delaware limited liability company, as amended by that certain Letter

Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

32.       Amended and Restated Sublease Agreement, dated January 4, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WI, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

33.       Sublease Agreement, dated February 7, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-TX, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

34.       Second Amended and Restated Sublease Agreement, dated February 17, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

35.       Sublease Agreement, dated March 1, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MN, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

36.       Sublease Agreement, dated April 1, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Savannah, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

37.       Confirmatory Sublease Agreement, dated as of June 30, 2008 but effective as of October 25, 2002, by and between Five Star Quality Care Trust, a Maryland business trust and successor by merger to FVE-CHS LLC, a Delaware limited liability company, as sublandlord, and Five Star Quality Care-KS, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

SCHEDULE 1

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
Five Star Quality Care-AZ, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	SHOPCO-AZ, LLC
Five Star Quality Care-CA, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	SHOPCO-CA, LLC
Five Star Quality Care-Colorado, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	SHOPCO-Colorado, LLC
Five Star Quality Care-GA, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	SHOPCO-GA, LLC
Five Star Quality Care-IA, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	SHOPCO-IA, LLC
Five Star Quality Care-IA, INC., a Delaware corporation No:	400 Centre Street Newton, MA 02458	SHOPCO-IA, INC.
Five Star Quality Care-KS, LLC, a Delaware limited liability company No:	400 Centre, St. Newton, MA 02458	SHOPCO-KS, LLC
Five Star Quality Care-MD, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-MO, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	SHOPCO-MO, LLC
Five Star Quality Care-NC, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-NE, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	SHOPCO-NE, LLC
Five Star Quality Care-NE, INC., a Delaware corporation No:	400 Centre Street Newton, MA 02458	SHOPCO-NE, Inc.
Five Star Quality Care-Savannah, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-VA, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-WI, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	SHOPCO-WI, LLC
Five Star Quality Care-WY, LLC, a Delaware limited liability company No:	400 Centre Street Newton, MA 02458	SHOPCO-WY, LLC

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
The Heartlands Retirement Community - Ellicott City I, Inc., a Maryland corporation No.	400 Centre Street Newton, MA 02458	None.
Morningside of Skipwith-Richmond, LLC, a Delaware limited liability company No.	400 Centre Street Newton, MA 02458	None.
Morningside of Newport News, LLC, a Delaware limited liability company No.	400 Centre Street Newton, MA 02458	None.
Morningside of Charlottesville, LLC, a Delaware limited liability company No.	400 Centre Street Newton, MA 02458	None.
Morningside of Bellgrade, Richmond, LLC, a Delaware limited liability company No.	400 Centre Street Newton, MA 02458	None.
Morningside of Gallatin, LLC, a Delaware limited liability company No.	400 Centre Street Newton, MA 02458	None.
Morningside of Anderson, L.P., a Delaware limited partnership No.	400 Centre Street Newton, MA 02458	None.
Morningside of Kentucky, Limited Partnership, a Delaware limited partnership No.	400 Centre Street Newton, MA 02458	None.
Morningside of Evans, Limited Partnership, a Delaware limited partnership No.	400 Centre Street Newton, MA 02458	None.
Morningside of Athens, Limited Partnership, a Delaware limited partnership No.	400 Centre Street Newton, MA 02458	None.
Morningside of Columbus, L.P., a Delaware limited partnership No.	400 Centre Street Newton, MA 02458	None.
Morningside of Dalton, Limited Partnership, a Delaware limited partnership No.	400 Centre Street Newton, MA 02458	None.

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
Morningside of Belmont, LLC, a Delaware limited liability company No.	400 Centre Street Newton, MA 02458	None.
Morningside of Greenwood, L.P., a Delaware limited partnership No.	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-GHV, LLC, a Maryland limited liability company No.	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-FL, LLC, a Delaware limited liability company No.	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-IL, LLC, a Maryland limited liability company No.	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-MS, LLC, a Maryland limited liability company No.	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-TX, LLC, a Maryland limited liability company No.	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-MN, LLC, a Maryland limited liability company No.	400 Centre Street Newton, MA 02458	None.

SCHEDULE 2

The Facilities

State:	Facility:	Subtenant:

ARIZONA:	LA MESA HEALTHCARE CENTER 2470 S. Arizona Avenue Yuma, AZ 85364	Five Star Quality Care-AZ, LLC

	SUNQUEST VILLAGE OF YUMA 265 E. 24th Street Yuma, AZ 85364	Five Star Quality Care-AZ, LLC

CALIFORNIA:	LANCASTER HEALTHCARE CENTER 1642 West Avenue J Lancaster, CA 93534	Five Star Quality Care-CA, LLC

	LEISURE POINTE 1371 Parkside Drive San Bernardino, CA 92404	Five Star Quality Care-CA, LLC

	RIO LAS PALMAS 877 East March Lane Stockton, CA 95207	Five Star Quality Care-CA, LLC

	VAN NUYS HEALTH CARE CENTER 6835 Hazeltine Street Van Nuys, CA 91405	Five Star Quality Care-CA, LLC

COLORADO:	CHERRELYN HEALTHCARE CENTER 5555 South Elati Street Littleton, CO 80120	Five Star Quality Care-Colorado, LLC

	LA VILLA GRANDE CARE CENTER 2501 Little Bookcliff Drive Grand Junction, CO 81501	Five Star Quality Care-Colorado, LLC

	MANTEY HEIGHTS REHABILITATION & CARE CENTER 2835 Patterson Road Grand Junction, CO 81501	Five Star Quality Care-Colorado, LLC

	SKYLINE RIDGE NURSING & REHABILITATION CENTER 515 Fairview Canon City, CO 81212	Five Star Quality Care-Colorado, LLC

State:	Facility:	Subtenant:

FLORIDA:	BUENA VIDA 8901 Tamiami Trail East Naples, FL 34113	Five Star Quality Care-FL, LLC

	COURT AT PALM-AIRE 2701 North Course Drive Pompano Beach, FL 33069	Five Star Quality Care-FL, LLC

GEORGIA:	COLLEGE PARK HEALTHCARE CENTER 1765 Temple Avenue College Park, GA 30337	Five Star Quality Care-GA, LLC

	MORNINGSIDE OF ATHENS 1291 Cedar Shoals Drive Athens, GA 30605	Morningside of Athens, Limited Partnership

	MORNINGSIDE OF COLUMBUS 7100 South Stadium Drive Columbus, GA 31909	Morningside of Columbus, L.P.

	MORNINGSIDE OF DALTON 2470 Dug Gap Road Dalton, GA 30720	Morningside of Dalton, Limited Partnership

	MORNINGSIDE OF EVANS 353 N. Belair Road Evans, GA 30809	Morningside of Evans, Limited Partnership

	NORTHLAKE GARDENS 1300 Montreal Road Tucker, GA 30084	Five Star Quality Care-GA, LLC

	SENIOR LIVING OF MARSH VIEW 7410 Skidaway Road Savannah, GA 31406-6446	Five Star Quality Care-GA, LLC

	SAVANNAH SQUARE One Savannah Square Drive Savannah, GA 31406	Five Star Quality Care-Savannah, LLC

ILLINOIS:	BRENDEN GARDENS 900 South Wind Road Springfield, IL 62703	Five Star Quality Care-IL, LLC

State:	Facility:	Subtenant:

IOWA:	PARK PLACE 114 East Green Street Glenwood, IA 51534	Five Star Quality Care-IA, INC.

	PRAIRIE RIDGE CARE & REHABILITATION 308 Prairie Street Mediapolis, IA 52637	Five Star Quality Care-IA, LLC

	UNION PARK HEALTH SERVICES 2348 East 9th Street Des Moines, IA 50316	Five Star Quality Care-IA, INC.

	WESTRIDGE QUALITY CARE & REHABILITATION 600 Manor Drive Clarinda, IA 51632	Five Star Quality Care-IA, LLC

KANSAS:	OVERLAND PARK PLACE 6555 West 75th Street Overland Park, KS 66204	Five Star Quality Care-KS, LLC

KENTUCKY:	ASHWOOD PLACE 102 Leonardwood Frankfort, KY 40601	Morningside of Kentucky, Limited Partnership

	MORNINGSIDE OF MAYFIELD 1517 West Broadway Mayfield, KY 42066	Morningside of Kentucky, Limited Partnership

	THE NEIGHBORHOOD OF SOMERSET 100 Neighborly Drive Somerset, KY 42501	Morningside of Kentucky, Limited Partnership

MARYLAND:	HEARTLANDS AT ELLICOTT CITY 3004 North Ridge Road Ellicott City, MD 21043	The Heartlands Retirement Community - Ellicott City I, Inc.

	ASPENWOOD 14400 Homecrest Road Silver Spring, MD 20906	Five Star Quality Care-MD, LLC

	HEARTFIELDS AT BOWIE 7600 Laurel Bowie Road Bowie, MD 20715	Five Star Quality Care-MD, LLC

State:	Facility:	Subtenant:

	HEARTFIELDS AT EASTON 700 Port Street Easton, MD 21601	Five Star Quality Care-MD, LLC

	HEARTFIELDS AT FREDERICK (Dearbought Community) 1820 Latham Drive Frederick, MD 21701	Five Star Quality Care-MD, LLC

	HEARTLANDS AT SEVERNA PARK 715 Benfield Road Severna Park, MD 21146	Five Star Quality Care-MD, LLC

MINNESOTA:	WELLSTEAD OF ROGERS 20500 and 20600 S. Diamond Lake Road Rogers, MN 55374	Five Star Quality Care-MN, LLC

MISSISSIPPI:	HERMITAGE GARDENS AT OXFORD 1488 Belk Boulevard Oxford, MS 38655	Five Star Quality Care-MS, LLC

	HERMITAGE GARDENS AT SOUTHAVEN 108 Clarington Drive Southaven, MS 38671	Five Star Quality Care-MS, LLC

MISSOURI:	ARBOR VIEW (BEVERLY MANOR) 1317 North 36th Street St. Joseph, MO 64506	Five Star Quality Care-MO, LLC

NEBRASKA:	ASHLAND CARE CENTER 1700 Furnace Street Ashland, NE 68003	Five Star Quality Care-NE, LLC

	BLUE HILL CARE CENTER 414 North Wilson Street Blue Hill, NE 68930	Five Star Quality Care-NE, LLC

	CENTENNIAL PARK RETIREMENT VILLAGE 510 Centennial Circle North Platte, NE 69101	Five Star Quality Care-NE, LLC

	CENTRAL CITY CARE CENTER 2720 South 17th Avenue Central City, NE 68462	Five Star Quality Care-NE, INC.

State:	Facility:	Subtenant:

	GRETNA COMMUNITY CARE CENTER 700 South Highway 6 Gretna, NE 68028	Five Star Quality Care-NE, LLC

	ROSE BROOK CARE CENTER Route 1 Box 83A Edgar, NE 68935	Five Star Quality Care-NE, INC.

	SUTHERLAND CARE CENTER 333 Maple Street Sutherland, NE 69165	Five Star Quality Care-NE, LLC

	WAVERLY CARE CENTER 11041 North 137th Street Waverly, NE 68462	Five Star Quality Care-NE, LLC

	WESTGATE ASSISTED LIVING 3030 South 80th Street Omaha, NE 68124	Five Star Quality Care-NE, LLC

NORTH CAROLINA:	HEARTFIELDS AT CARY 1050 Crescent Green Drive Cary, NC 27511	Five Star Quality Care-NC, LLC

PENNSYLVANIA:	FRANCISCAN MANOR 71 Darlington Road Beaver Falls, PA 15010	Five Star Quality Care-GHV, LLC

	MOUNT VERNON OF ELIZABETH 145 Broadlawn Drive Elizabeth, PA 15037	Five Star Quality Care-GHV, LLC

	MOUNT VERNON OF SOUTH PARK 1400 Riggs Road South Park, PA 15129	Five Star Quality Care-GHV, LLC

	OVERLOOK GREEN 5250 Meadowgreen Drive Pittsburgh, PA 15236	Five Star Quality Care-GHV, LLC

	RIDGEPOINTE 5301 Brownsville Road Pittsburgh, PA 15236	Five Star Quality Care-GHV, LLC

State:	Facility:	Subtenant:

	ROLLING HILLS MANOR 600 Newport Drive Baldwin, PA 15234	Five Star Quality Care-GHV, LLC

SOUTH CAROLINA:	MORNINGSIDE OF ANDERSON 1304 McLees Road Anderson, SC 29621	Morningside of Anderson, L.P.

	MORNINGSIDE OF GREENWOOD 116 Enterprise Court Greenwood, SC 29649	Morningside of Greenwood, L.P.

TENNESSEE:	MORNINGSIDE OF GALLATIN 1085 Hartsville Pike Gallatin, TN 37066	Morningside of Gallatin, LLC

	MORNINGSIDE OF BELMONT 1710 Magnolia Boulevard Nashville, TN 37212	Morningside of Belmont, LLC

	WALKING HORSE MEADOWS 207 Uffelman Drive Clarksville, TN 37043	Morningside of Belmont, LLC

TEXAS:	HERITAGE PLACE AT BOERNE 120 Crosspoint Drive Bourne, TX 78006	Five Star Quality Care-TX, LLC

	HERITAGE PLACE AT FREDERICKSBURG 96 Frederick Road Fredericksburg, TX 78624	Five Star Quality Care-TX, LLC

VIRGINIA:	MORNINGSIDE OF CHARLOTTESVILLE 491 Crestwood Drive Charlottesville, VA 22903	Morningside of Charlottesville, LLC

	MORNINGSIDE OF BELLGRADE 2800 Polo Parkway Midlothian, VA 28113	Morningside of Bellgrade, Richmond, LLC

	MORNINGSIDE OF NEWPORT NEWS 655 Denbigh Boulevard Newport News, VA 23608	Morningside of Newport News, LLC

State:	Facility:	Subtenant:

	MORNINGSIDE IN THE WEST END 3000 Skipwith Road Richmond, VA 23294	Morningside of Skipwith-Richmond, LLC

	DOMINION VILLAGE AT CHESAPEAKE 2865 Forehand Drive Chesapeake, VA 23323	Five Star Quality Care-VA, LLC

	DOMINION VILLAGE AT POQUOSON 531 Wythe Creek Road Poquoson, VA 23662	Five Star Quality Care-VA, LLC

	DOMINION VILLAGE AT WILLIAMSBURG 4132 Longhill Road Williamsburg, VA 23188	Five Star Quality Care-VA, LLC

	HEARTFIELDS AT FREDERICKSBURG 20 HeartFields Lane Fredericksburg, VA 22405	Five Star Quality Care-VA, LLC

	HEARTFIELDS AT RICHMOND 500 North Allen Avenue (Corner of Grace) Richmond, VA 23220	Five Star Quality Care-VA, LLC

WISCONSIN:	MANORPOINTE-OAK CREEK INDEPENDENT SENIOR APARTMENTS 700 East Stonegate Drive Oak Creek, WI 53154	Five Star Quality Care-WI, LLC

	MEADOWMERE-MADISON ASSISTED LIVING 5601 Burke Road Madison, WI 53718	Five Star Quality Care-WI, LLC

	MEADOWMERE/MITCHELL MANOR-OAK CREEK ASSISTAED LIVING AND CBRF 701 East Puetz Road Oak Creek, WI 53154	Five Star Quality Care-WI, LLC

State:	Facility:	Subtenant:

	MEADOWMERE-NORTHSHORE ASSISTED LIVING 10803 North Port Washington Road Mequon, WI 53902	Five Star Quality Care-WI, LLC

	MEADOWMERE-SOUTHPORT ASSISTED LIVING 8350 and 8351 Sheridan Road Kenosha, WI 53143	Five Star Quality Care-WI, LLC

	MITCHELL MANOR SENIOR LIVING 5301 West Lincoln Avenue West Allis, WI 53219	Five Star Quality Care-WI, LLC

	RIVER HILLS WEST HEALTHCARE CENTER 321 Riverside Drive Pewaukee, WI 53072	Five Star Quality Care-WI, LLC

	SUNNY HILL HEALTH CARE CENTER 4325 Nakoma Road Madison, WI 53711	Five Star Quality Care-WI, LLC

	WOODLAND HEALTHCARE CENTER 18741 West Bluemound Road Brookfield, WI 53045	Five Star Quality Care-WI, LLC

WYOMING:	LARAMIE CARE CENTER 503 South 18th Street Laramie, WY 82070	Five Star Quality Care-WY, LLC